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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  August 26, 1997
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                               MALLINCKRODT INC.
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               (Exact Name of Registrant as Specified in Charter)


  New York                           1-483              36-1263901
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  (State or Other Jurisdiction       (Commission        (IRS Employer
     of Incorporation)               File Number)       Identification No.)



 7733 Forsyth Boulevard, St. Louis, Missouri 63105-1820
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code  (314) 854-5200
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                                 Not applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 1.        Not Applicable

Item 2.        Acquisition or Disposition of Assets


          On August 26, 1997, Mallinckrodt Inc. ("Mallinckrodt") completed its previously announced tender offer (the "Tender Offer") for the shares of Common Stock, par value $.001 per share (the "Shares") of Nellcor Puritan Bennett Incorporated ("Nellcor"). Mallinckrodt acquired approximately 99% of the outstanding Shares through the Tender Offer. Mallinckrodt obtained the funds required to purchase the outstanding Shares through a $2 billion senior secured credit facility provided by Morgan Guaranty Trust Company of New York and Goldman Sachs Credit Partners L.P. On August 29, 1997 Mallinckrodt's wholly owned subsidiary, NPB Acquisition Corp. ("NPB"), a Delaware corporation, merged with and into Nellcor pursuant to the Agreement and Plan of Merger, dated as of July 23, 1997, among Nellcor, Mallinckrodt and NPB (the "Merger Agreement"). Pursuant to the Merger Agreement, all remaining outstanding Shares (other than Shares owned by Mallinckrodt, NPB or any other subsidiary of Mallinckrodt) were converted into the right to receive $28.50 in cash per Share (subject to the right of holders who comply with applicable procedures under the Delaware General Corporation Law to exercise their appraisal rights to receive the "fair value" of their Shares) and Nellcor became a wholly owned subsidiary of Mallinckrodt.

Items 3-6.     Not Applicable

                                      -2-
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Items 7.       Financial Statements, Pro Forma Financial Information and
               Exhibits

     (a)       Financial Statements of Business Acquired

               Statement of operations and balance sheet data for the fiscal years ended July 3, 1994, July 2, 1995 and July 7, 1996 and for the nine months ended March 31, 1996 and April 6, 1997 have been filed with the Securities and Exchange Commission (the "SEC") by NPB Acquisition Corp. ("NPB") as part of Section 9 of the Offer to Purchase filed as Exhibit 1 to the NPB Schedule 14D-1 and are incorporated herein by reference.

               The (i) consolidated balance sheet of Nellcor as of July 7, 1996 and April 6, 1997, (ii) the consolidated statement of operations for the three months and nine months ended March 31, 1996 and April 6, 1997 and (iii) the consolidated statement of cash flows for the nine months ended March 31, 1996 and April 6, 1997 have been filed with the SEC as part of Nellcor's Quarterly Report on Form 10-Q for the quarterly period ended April 6, 1997, and are incorporated herein by reference.

     (b)       Pro Forma Financial Information

               The pro forma financial information required by this Item will be filed by an amendment to this Report not later than 60 days after the date hereof.

     (c)       Exhibit No.    Description

               2.1 Agreement and Plan of Merger, dated as of July 23, 1997, among Nellcor Puritan Bennett ("Nellcor") Incorporated, Mallinckrodt Inc. and NPB Acquisition Corp. (Incorporated by reference to Nellcor's Current Report on Form 8-K (File No. 0-14980) filed on August 5, 1997).

Item  8.       Not Applicable

                                      -3-
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                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.

Dated: September 5, 1997

                                  MALLINCKRODT INC.


                                  By: /s/ C. Ray Holman
                                     -------------------------
                                     Name:  C. Ray Holman
                                     Title: Chairman and Chief
                                            Executive Officer